UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 17, 2024

AIR INDUSTRIES GROUP

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-35927	80-0948413
State of Incorporation	Commission File Number	IRS Employer I.D. Number

1460 Fifth Avenue, Bay Shore, New York 11706

(Address of Principal Executive Offices)

Registrant’s telephone number: (631) 968-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	AIRI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On September 17, 2024, Air Industries Group (the “Company”) held its 2024 Annual Meeting of Stockholders. The following is a brief description of each matter voted upon at the Annual Meeting, as well as the number of votes cast for or against each matter and the number of abstentions and broker non-votes with respect to each matter, as applicable. A more complete description of each matter is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on August 8, 2024.

Proposal No. 1 – Election of directors.

The Company’s stockholders voted to elect the following persons as directors to serve for the following year or until their successors are duly elected and qualified:

Name	Votes For	Votes Withheld
Peter D. Rettaliata	1,414,161	98.895
Michael N. Taglich	1,417,946	95,110
Robert F. Taglich	1,417,712	95,344
David J. Buonanno	1,414,635	98,421
Michael Brand	1,414,765	98,291
Michael D. Porcelain	1,417,848	95,208

There were 480,816 broker non-votes.

Proposal No. 2 – Amendment of the Company’s 2022 Equity Incentive Plan.

The Company’s stockholders voted to approve the amendment of the Company’s 2022 Equity Incentive Plan to increase the number of shares of Common Stock available for issuance under the 2022 Plan by 300,000 shares from 350,000 shares to 650,000 shares. There were 1,373,534 votes in favor of the amendment, 134,741 votes against and 4,781 abstentions. There were 480,816 broker non-votes in respect of this proposal.

Proposal No. 3 -- Ratification of the appointment of Marcum LLP.

The Company’s stockholders voted to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024. There were 1,903,501 votes in favor of ratification, 62,082 votes against and 28,289 abstentions. There were no broker non-votes in respect of this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 18, 2024

AIR INDUSTRIES GROUP

By:	/s/ Scott Glassman
Scott Glassman
Chief Financial Officer

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